Exhibit 99.1

Lindblad Expeditions Holdings, Inc. Announces Upsize and Pricing of Private Offering of Senior Secured Notes

NEW YORK, January 21, 2022 – Lindblad Expeditions Holdings, Inc. (Nasdaq: LIND) (“Lindblad” or the “Company”) today announced that its wholly-owned subsidiary, Lindblad Expeditions, LLC (the “Issuer”), priced $360,000,000 aggregate principal amount of 6.750% senior secured notes due 2027 at an issue price of $1,000 per $1,000 principal amount in connection with its previously announced private offering, which represents an upsize of $20 million over the previously contemplated offering amount. The notes will be senior secured obligations of the Issuer and will be guaranteed by Lindblad and certain of Lindblad’s subsidiaries (other than the Issuer) (collectively, the “Note Guarantors”) and will be secured, subject to permitted liens and certain other exceptions, by first-priority liens on substantially all the assets of the Issuer and the Note Guarantors.

Lindblad intends to use the net proceeds from the proposed offering to prepay in full all outstanding borrowings under its existing term loan, including the Main Street loan, and revolving credit facility, to pay any related premiums and to terminate in full its existing credit agreement and the commitments thereunder.

The notes and the related guarantees have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state or foreign securities laws, and will be offered only to qualified institutional buyers in reliance on Rule 144A, and to persons outside the United States in compliance with Regulation S under the Securities Act. Unless so registered, the notes and the related guarantees may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. This press release will not constitute an offer to sell or a solicitation of an offer to buy any notes or any other securities. The offering is not being made to any person in any jurisdiction in which the offer, solicitation or sale is unlawful.

About Lindblad Expeditions Holdings, Inc.

Lindblad is an expedition travel company that focuses on ship-based voyages through its Lindblad Expeditions brand and on land-based travel through its subsidiaries, Natural Habitat, Inc., Off the Beaten Path LLC, DuVine Cycling + Adventure Co. and Classic Journeys, LLC.

Lindblad works in partnership with National Geographic to inspire people to explore and care about the planet. The organizations work in tandem to produce innovative marine expedition programs and to promote conservation and sustainable tourism around the world. The partnership's educationally oriented voyages allow guests to interact with and learn from leading scientists, naturalists and researchers while discovering stunning natural environments, above and below the sea, through state-of-the-art exploration tools.

Forward-Looking Statements

Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, including, but not limited to, Lindblad’s financing plans, including those related to the proposed offering and the use of proceeds of the proposed offering. Statements including words such as “believe,” “anticipate,” “should,” “intend,” “plan,” “will,” “expects,” “estimates,” “projects,” “positioned,” “strategy,” “outlook” and similar expressions are intended to help identify forward-looking statements. You should read the statements that contain these types of words carefully. Forward-looking statements reflect Lindblad’s current expectations, are based on judgments, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause Lindblad’s actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to, the following risks, uncertainties and other factors: (i) suspended operations, cancelling or rescheduling of voyages and other potential disruptions to Lindblad’s business and operations related to the COVID-19 virus; (ii) the impacts of the COVID-19 virus on Lindblad’s financial condition, liquidity, results of operations, cash flows, employees, supply chain, plans and growth; (iii) the impacts of the COVID-19 virus on future travel and the cruise and airline industries in general; (iv) unscheduled disruptions in Lindblad’s business due to travel restrictions, weather events, mechanical failures, pandemics or other events; (v) changes adversely affecting the business in which we are engaged; (vi) management of Lindblad’s growth and Lindblad’s ability to execute on Lindblad’s planned growth, including Lindblad’s ability to successfully integrate acquisitions; (vii) Lindblad’s business strategy and plans; (viii) Lindblad’s ability to maintain Lindblad’s relationship with National Geographic Society; (ix) compliance with new and existing laws and regulations, including environmental regulations and travel advisories and restrictions; (x) compliance with the financial and/or operating covenants in Lindblad’s debt arrangements; (xi) adverse publicity regarding the cruise industry in general; (xii) loss of business due to competition; (xiii) the result of future financing efforts; (xiv) delays and costs overruns with respect to the construction and delivery of newly constructed vessels; (xv) Lindblad’s ability to consummate this offering; and (xvi) those risks described in the Company's filings with the SEC. In addition, many of these risks and uncertainties are currently heightened by and will continue to be heightened by, or in the future may be heightened by, the COVID-19 pandemic and any COVID-19 variants, including the Omicron variant. It is not possible to predict or identify all such risks. Stockholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this press release and the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect the Company's performance may be found in its filings with the SEC, which are available at http://www.sec.gov or at http://www.expeditions.com in the Investor Relations section of the Company's website.

SOURCE Lindblad Expeditions Holdings, Inc.

Contact:

Patty Disken-Cahill, Director of Communications, Lindblad Expeditions, 917-822-8212

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